______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2004
                                                         ----------------

                         FIRST WASHINGTON FINANCIALCORP
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                      000-32949               52-2150671
 ----------------------------            ------------         -----------------
 (State or other jurisdiction            (Commission            (IRS Employer
  of incorporation)                      File Number)         Identification No)

US Route 130 & Main Street
Windsor, New Jersey                                                 08561
----------------------------------------                          ---------
(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000

______________________________________________________________________________






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Item 7.  Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.    Description
         -----------    -----------

         99 Press Release released January 27, 2004 announcing the Registrant's results for the fourth quarter of 2003.

Item 12. Results of Operations and Financial Condition.

         The Registrant issued a press release on January 27, 2004 announcing the Registrant's results of operations for the fourth quarter of 2003.

         The information furnished in this report, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST WASHINGTON FINANCIALCORP.
                                           -------------------------------
                                           (Registrant)


Dated: January 30, 2004                    By: /s/ C. HERBERT SCHNEIDER
                                               ----------------------------
                                           C. HERBERT SCHNEIDER
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release released January 27, 2004                5-7
                  announcing the Registrant's results
                  for the fourth quarter of 2003.